UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2025

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2025, the stockholders of Citigroup Inc. (Citigroup or Citi), upon recommendation of Citigroup’s Board of Directors (Board), approved an amendment to the Citigroup 2019 Stock Incentive Plan (the 2019 Plan), which was first approved by stockholders on April 16, 2019. The amendment to the 2019 Plan increases the authorized number of shares available for grant under the 2019 Plan by 30 million.

The 2019 Plan is described in greater detail in proposal 4 in Citigroup’s Proxy Statement for the 2025 Annual Meeting of Stockholders (Proxy Statement). The Proxy Statement, which includes an appendix with a full copy of the 2019 Plan, was filed with the U.S. Securities and Exchange Commission on March 18, 2025. The descriptions of the 2019 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2019 Plan set forth in Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders.

Citigroup's 2025 Annual Meeting of Stockholders was held on April 29, 2025. At the meeting:

(1)12 persons were elected to serve as directors of Citigroup;

(2)the selection of KPMG LLP to serve as the independent registered public accounting firm of Citigroup for 2025 was ratified;

(3)an advisory vote to approve our 2024 Executive Compensation was approved;

(4)a proposal to approve additional shares for the Citigroup 2019 Stock Incentive Plan was approved;

(5)a stockholder proposal requesting a shareholder vote regarding excessive golden parachutes was not approved;

(6)a stockholder proposal requesting a report on the effectiveness of Citi's policies and practices in respecting Indigenous Peoples' rights in Citi's existing and proposed financing was not approved;

(7)a stockholder proposal requesting a report on financial statement assumptions and climate change was not approved; and

(8)a stockholder proposal requesting a report disclosing the Board’s oversight regarding the material risks associated with animal welfare was not approved.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

	FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
(1) Election of Directors Nominees

Titi Cole	1,354,430,123	26,012,539	2,272,213	193,116,591
Ellen M. Costello	1,371,871,128	8,724,150	2,119,597	193,116,591
Grace E. Dailey	1,372,232,562	8,331,875	2,150,438	193,116,591
John C. Dugan	1,349,270,784	31,349,970	2,094,121	193,116,591
Jane N. Fraser	1,361,659,152	19,122,229	1,933,494	193,116,591
Duncan P. Hennes	1,311,488,677	69,019,185	2,207,013	193,116,591
Peter B. Henry	1,355,423,722	24,287,755	3,003,398	193,116,591
Renée J. James	1,327,411,685	53,034,773	2,268,417	193,116,591
Gary M. Reiner	1,336,378,442	44,148,179	2,188,255	193,116,591
Diana L. Taylor	1,317,128,789	63,480,476	2,105,609	193,116,591
James S. Turley	1,310,324,643	70,166,966	2,223,266	193,116,591
Casper W. von Koskull	1,352,876,414	27,580,761	2,257,700	193,116,591

(2) Proposal to ratify the selection of KPMG LLP as Citi's independent registered public accounting firm for 2025.	1,470,127,163	104,045,935	1,658,369
(3) Advisory vote to approve our 2024 Executive Compensation.	1,261,018,292	118,809,977	2,886,606	193,116,591
(4) Approval of additional shares for the Citigroup 2019 Stock Incentive Plan.	994,347,749	386,225,386	2,141,740	193,116,591
(5) Stockholder proposal requesting a shareholder vote regarding excessive golden parachutes.	438,183,762	937,797,737	6,733,376	193,116,591
(6) Stockholder proposal requesting a report on the effectiveness of Citi's policies and practices in respecting Indigenous Peoples' rights in Citi's existing and proposed financing.	184,998,970	1,181,162,957	16,552,948	193,116,591
(7) Stockholder proposal requesting a report on financial statement assumptions and climate change.	15,288,083	1,350,796,260	16,630,532	193,116,591
(8) Stockholder proposal requesting a report disclosing the Board’s oversight regarding material risks associated with animal welfare.	85,615,890	1,276,964,635	20,134,350	193,116,591

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
10.1	Citigroup 2019 Stock Incentive Plan (as amended and restated as of April 29, 2025).
99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: May 1, 2025
	By:	/s/ Brent J. McIntosh
Brent J. McIntosh
Chief Legal Officer & Corporate Secretary

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